                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - November 8, 2000
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-81237                  52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events
---------------------

Filing of Computational Materials
---------------------------------

Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2000-1.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-1, Banc of America Securities LLC ("BOA"), as underwriter of the Class A Certificates, has prepared certain materials (the "BOA Computational Materials") for distribution to its potential investors. Although the Company provided BOA with certain information regarding the characteristics of the Loans in the related portfolio, the Company did not participate in the preparation of the BOA Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         99.1  BOA Computational Materials.


------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of Equity One ABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQUITY ONE ABS, INC.


                                   By: /s/ James Jenkins
                                       -----------------------------------------
                                       James Jenkins, Chief Financial Officer


Dated:  November 8, 2000

Exhibit Index
-------------

Exhibit                                                                     Page
-------                                                                     ----

99.1   Banc of America Securities LLC Computational Materials.

                                   Equity One
                                   ==========
                            A POPULAR, INC. COMPANY

                           Banc of America Securities

                                                      Bank of America(R)
                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
**Revised**

RMBS New Issue Term Sheet

$190,000,000 Certificates (approximate)

Equity One Mortgage Pass-Through Trust
2000-1 Offered Classes A-1, A-2, A-3, A-4,
A-5 & A-6

Equity One ABS, Inc.
Depositor

Equity One, Inc.
Servicer


November 3, 2000


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

                                                        Offered Certificates:
---------------------------------------------------------------------------------------------------------------------------------
                                                            To Maturity:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Expected
                                                                            Expected          Last
              Expected                                        Expected      Principal      Scheduled           Expected Ratings
             Approximate          Interest     Principal         WAL         Window       Distribution        -------------------
Class           Size*               Type         Type           (yrs)         (mos)           Date             Moody's       S&P
---------------------------------------------------------------------------------------------------------------------------------
A-1          63,000,000            Fixed          SEQ           0.95          1 - 21       01/25/2009            Aaa         AAA
A-2          25,000,000            Fixed          SEQ           2.22         21 - 30       10/25/2013            Aaa         AAA
A-3          38,000,000            Fixed          SEQ           3.11         30 - 50       05/25/2015            Aaa         AAA
A-4          27,000,000            Fixed          SEQ           5.22         50 - 87       07/25/2021            Aaa         AAA
A-5**        18,000,000            Fixed          SEQ          11.10         87 - 187      01/25/2030            Aaa         AAA
A-6          19,000,000            Fixed          NAS           6.66         37 - 174      05/25/2015            Aaa         AAA

---------------------------------------------------------------------------------------------------------------------------------
                                                            To 10% Call:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Expected
                                                                            Expected          Last
              Expected                                        Expected      Principal      Scheduled           Expected Ratings
             Approximate          Interest     Principal         WAL         Window       Distribution        -------------------
Class           Size*               Type         Type           (yrs)         (mos)           Date             Moody's       S&P
---------------------------------------------------------------------------------------------------------------------------------
A-1          63,000,000            Fixed          SEQ           0.95          1 - 21       01/25/2009            Aaa         AAA
A-2          25,000,000            Fixed          SEQ           2.22         21 - 30       10/25/2013            Aaa         AAA
A-3          38,000,000            Fixed          SEQ           3.11         30 - 50       05/25/2015            Aaa         AAA
A-4          27,000,000            Fixed          SEQ           5.22         50 - 87       07/25/2021            Aaa         AAA
A-5**        18,000,000            Fixed          SEQ           8.69         87- 105       01/25/2030            Aaa         AAA
A-6          19,000,000            Fixed          NAS           6.54         37 - 105      05/25/2015            Aaa         AAA

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** Priced to call.

Structure:
----------
(1) The AMBAC insurance policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on all Classes.
(2) After the Optional Termination Date, the coupon on the Class A-5 Certificates will increase by 50 bps per annum.
(3)  All classes may be subject to a Net WAC Cap as described herein.

--------------------------------------------------------------------------------
                                 Pricing Speed:
--------------------------------------------------------------------------------
100% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

Contact: Banc of America Securities LLC
         Mortgage Trading/Syndicate    (704) 386-7744   (704) 335-5904 (Fax)
         --------------------------
         Chris Hentemann               (chrishe@ BankofAmerica.com)
         Alex Cha                      (alex.i.cha@ BankofAmerica.com)
         Bill Hale                     (bill.e.hale@ BankofAmerica.com)
         Mortgage Finance                 (704) 388-9668(Fax)
         ----------------
         Shahid Quraishi               (704)388-9399
         Michael Ciuffo                (704) 388-8737 (michael.j.ciuffo@BankofAmerica.com)
         Vikas Garg                      (704) 388-3681 (vikas.garg@BankofAmerica.com)
         Adam Webb                     (704) 387-0958 (adam.x.webb@ BankofAmerica.com)

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2000-1.

Offered Certificates:         Classes A-1, A-2, A-3, A-4, A-5 and A-6 ("Class A
                              Certificates").

Retained Certificates:        Class X and Class R Certificate.

Servicer:                     Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          The Chase Manhattan Bank.

Certificate Insurer:          AMBAC Assurance Corporation.

Rating Agencies:              Moody's Investor's Service, Inc. ("Moodys")
                              and Standard and Poor's ("S&P").

Underwriter:                  Banc of America Securities LLC.

Closing Date:                 On or about November 16, 2000.

Registration:                 DTC, Clearstream, Luxembourg and the Euroclear
                              System.

Accrued Interest:             All Offered Certificates will settle with accrued
                              interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning on December 26, 2000.

Record Date:                  The last business day in the month preceding the
                              applicable Distribution Date.

Statistical Calculation Date: The close of business on October 31, 2000.

Cut-off Date:                 For each Mortgage Loan in the mortgage pool on the
                              Closing Date (the "Initial Mortgage Loans"), the close of business October 31, 2000. For each Mortgage Loan acquired by the trust with funds from the Pre-funding Account, the later of (i) the origination date of that Mortgage Loan or
                              (ii) the first day of the month in which such loan was acquired.

Payment Delay:                24 days

Day Count:                    30/360

Servicing Fee:                0.50% per annum of the aggregate principal balance
                              of the Mortgage Loans ("Servicing Fee").

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------


Trustee Fee:                  0.02% per annum of the aggregate principal balance
                              of the Mortgage Loans plus amounts then on deposit in the Pre-funding Account ("Trustee Fee").

Optional Termination Date:    Any Distribution Date on or after which the
                              aggregate principal balance of the Mortgage Loans declines to 10% or less of the sum of the aggregate principal balance of the Initial
                              Mortgage Loans as of the Cut-off Date ("Cut-off
                              Date Principal Balance") and the original
                              Pre-funded Amount.

Denomination:                 $25,000 and multiples of $1 in excess thereof.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                              eligible.

ERISA Eligibility:            The Class A Certificates should be ERISA eligible
                              under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor unless conditions of the exemption under the control of the investor are not met. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Mortgage Loans:               Consist of fixed-rate mortgage loans secured by
                              first liens on one- to four-family dwellings
                              ("Residential Loans") and mortgage loans secured by first liens on multi-family properties and structures which contain both residential dwelling units and space used for retail, professional or other commercial uses ("Mixed Use Loans") and, together with the Residential Loans, the "Mortgage
                              Loans". The Mortgage Loans will be secured by both level pay and balloon mortgages.

Initial Mortgage Loan Pool:   o  The collateral information presented in this
                                 term sheet regarding the initial mortgage pool is as of the Statistical Calculation Date.

                              o Consists of 1,879 Mortgage Loans having an aggregate Cut-off Date Principal Balance of $154,072,885.38.

Pre-Funding Amount:           A Pre-Funding Account will be established on the
                              Closing Date into which no more than [$40,000,000]
                              ("Original Pre-Funded Amount") will be deposited to purchase additional Residential Mortgage Loans.
                              On or prior to the earlier to occur of (a) an event of default under the Pooling and Servicing
                              Agreement and (b) [February 13, 2001] (the
                              "Pre-Funding Period"), the amounts on deposit in the Pre-Funding Account will be used to purchase additional Residential Mortgage Loans (to the extent available) having similar characteristics as the initial Residential Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal to the Class A
                              Certificates). See "Description of the Statistical
                              Calculation Collateral".

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

Monthly Servicer Advances:    The Servicer is required to advance scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent Mortgage Loan, but is not required to make any advance which the Servicer deems to be nonrecoverable.

Credit Enhancement:           Credit enhancement for the structure is provided
                              by the AMBAC Insurance Policy, excess interest and overcollateralization. The targeted overcollateralization amount is expected to be [3.00%].

AMBAC Insurance Policy:       The AMBAC Insurance Policy will guarantee current
                              payments of interest and ultimate payment of principal to holders of the Offered Certificates.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual:             o  Interest will accrue on the related class
                                 certificate balance at a rate equal to the lesser of (i) the applicable pass-through rate and (ii) the Net WAC Cap.

                              o Interest accrues during the calendar month prior to the current Distribution Date on a 30/360 basis.

                              o Interest entitlement will be reduced by the sum of (i) net prepayment interest shortfalls for the related due period and (ii) shortfalls in interest resulting from the application of the Soldiers and Sailors Relief Act of 1940.

Step-up Coupon:               After the Optional Termination Date, the
                              pass-through rate on the Class A-5 will increase by 50 bps per annum.

Net WAC Cap:                  The Net WAC Cap with respect to each Distribution
                              Date is the weighted average of the mortgage interest rates (net of the Servicing Fee, Trustee
                              Fee and the rate at which the Insurer's monthly premium accrues), weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related interest accrual period.

Net WAC Cap Carryover:        For the Class A Certificates on any Distribution
                              Date, if the applicable pass-through rate is reduced to the Net WAC Cap, the Class A
                              Certificates will be entitled to the excess of any interest that would have accrued at the applicable pass-through rate (without regard to the Net WAC
                              Cap) over the interest accrued at the applicable pass-through rate (as capped by the Net WAC Cap), together with one-month's interest thereon at the applicable pass-through rate in the priority described under "PRIORITY OF DISTRIBUTIONS" herein.

                              The amount of any Net WAC Cap Carryover will be payable only from the Net WAC Cap Account, which will be established on the Closing Date for such purpose. The AMBAC Insurance Policy does not cover any Net WAC Cap Carryover amounts.

Prepayment Interest           For any Distribution Date and any principal
Shortfall:                    prepayment on a Mortgage Loan received by the
                              Servicer on or before its due date in the related due period, the amount, if any, by which one month's interest at the mortgage interest rate for such Mortgage Loan exceeds the amount of interest paid in connection with such prepayment.




Servicer Obligations for     The Servicer will be obligated to pay from its own
Prepayment Interest          funds Prepayment Interest Shortfalls for any
Shortfalls:                  prepayment in full on a Mortgage Loan, but only up
                             to the amount of its Servicing Fee for the related due period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

                        PRINCIPAL DISTRIBUTION PRIORITIES
                        ---------------------------------
--------------------------------------------------------------------------------
                               Principal Priority
--------------------------------------------------------------------------------
                                 Sequential Pay

------------     --------------------------------------------------------------
|          |     |            |           |           |           |           |
| Mortgage |---> | Class A-1  |    A-2    |    A-3    |    A-4    |    A-5    |
| Loans    |     |            |           |           |           |           |
|          |     |            |           |           |           |           |
------------     --------------------------------------------------------------
                 |                        A-6 (NAS)                           |
                 --------------------------------------------------------------
* The Class A-6 will receive principal based on the Class A-6 Principal Distribution Amount as defined below.

Principal Payments:   Payments of principal to the Certificates are derived
                      primarily from collections of principal from the mortgage loans.

Class A-6 Principal   The Class A-6 Principal Distribution Amount is equal
Distribution Amount:  to the Class A-6 Lockout Percentage multiplied by its pro-rata allocation of the Class A Principal Distribution
                      Amount.

                      The Class A-6 Lockout Percentage is equal to the following:

                      Month                         Class A-6 Lockout Percentage
                      -----                         ----------------------------
                      December 2000 to November 2003              0%
                      December 2003 to November 2005              45%
                      December 2005 to November 2006              80%
                      December 2006 to November 2007              100%
                      December 2007 and thereafter                300%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |  Equity One ABS, Inc.                                                   |
|    |  Mortgage Pass-Through Certificates, Series 2000-1                      |
|    |  $190,000,000 (approximate)                                             |
--------------------------------------------------------------------------------

                            PRIORITY OF DISTRIBUTIONS
                            -------------------------

On each Distribution Date the Trustee shall withdraw from the Distribution Account the funds available for distribution to Certificates, and make the following disbursements and transfers as described below:


     (1)   to the Insurer, the Insurer's monthly premium;

     (2)   to the Trustee, the Trustee Fee and expenses of the Trustee;

     (3) to the Servicer, the Servicing Fee and any other reimbursable amounts;

     (4)   to the Class A Certificates, current interest on a pro-rata basis;

     (5) (a) first, to the Class A-6 Certificates, the Class A-6 Principal Distribution Amount, and, second, the Principal Distribution Amount, sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates in that order, until their respective Class Certificate Balances are reduced to zero;

     (6) to the Insurer, any payments due and owing to the Insurer under the Insurance Agreement other than the Insurer's monthly premium;

     (7) any remaining amounts, sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates in that order, until the overcollateralization target is reached or until their respective Class Certificate Balances are reduced to zero;

     (8)   to the Net WAC Cap Account, the required amount if any;

     (9) to the Class X Certificateholders, an amount described under the Pooling and Servicing Agreement;

     (10)  to the Class R Certificateholders, any remaining amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------




                                    DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL
                                                    TOTAL MORTGAGE LOANS

Summary                                                                     Total                Minimum                Maximum
                                                                            -----                -------                -------
-------------------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance          $154,072,885.38
Number of Loans                                                             1,879
Average Original Loan Balance                                           82,538.04               8,800.00                500,000
Average Cut-Off Loan Balance                                            81,997.28               5,554.35             499,150.48
*Weighted Average Current LTV                                              73.34%                 14.76%                100.00%
*Weighted Average Gross Coupon                                            10.367%                  8.50%                 13.99%
*Weighted Average Remaining Term to Maturity (months)                       162.3                     17                    360
**Weighted Average Credit Score                                               634                    400                    841
-------------------------------------------------------------------------------------------------------------------------------

* Weighted Average reflected in Total.
**97.69% of the Mortgage Loans have Credit Scores.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percent of Cut-off Date
                                                          Range                                      Principal Balance
                                                          -----                                      -----------------
         Product Type                                     Fixed                                            100.00%
         Fully Amortizing Mortgage Loans                                                                    26.87%
         Balloon Mortgage Loans                                                                             73.13%

         Lien                                             First                                            100.00%

         Property Type                                    Single Family                                     64.87%
                                                          Mixed Use                                         24.24%
                                                          Duplex                                             4.42%
                                                          Condominium                                        2.36%
                                                          Triplex                                            0.94%
                                                          Apartment Building                                 0.85%
                                                          Others                                             2.31%

         Occupancy Status                                 Owner Occupied                                    63.28%
                                                          Non-Owner Occupied                                36.72%

         Geographic Distribution                          New Jersey                                        25.89%
                                                          Pennsylvania                                      23.42%
                                                          North Carolina                                     5.76%
                                                          Others                                            44.93%

         Number of States                                                                                       41

         Largest Zip Code Concentration                   08226                                              2.12%

         Loans with Prepayment Penalties                                                                    46.81%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL

Range of Mortgage Interest Rates

-------------------------------------------------------------------------------------------------------------
  Range of Gross                   Number Of         Principal Balance                 % Of Aggregate
  Interest Rates                Mortgage Loans       Outstanding as of                Principal Balance
                                                      the Statistical                Outstanding as of the
                                                      Calculation Date           Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
 8.251% to  8.500%                    22             $  1,814,999.52                        1.18%
 8.501% to  8.750%                    50                3,876,160.29                         2.52
 8.751% to  9.000%                    98                8,287,783.39                         5.38
 9.001% to  9.250%                    88                6,572,125.10                         4.27
 9.251% to  9.500%                   108                8,567,552.38                         5.56
 9.501% to  9.750%                   161               15,379,969.92                         9.98
 9.751% to 10.000%                   226               18,853,060.46                        12.24
10.001% to 10.250%                   169               14,093,191.34                         9.15
10.251% to 10.500%                   188               16,174,918.82                        10.50
10.501% to 10.750%                   165               13,399,730.88                         8.70
10.751% to 11.000%                   183               14,951,434.56                         9.70
11.001% to 11.250%                   103                8,868,706.57                         5.76
11.251% to 11.500%                   114                8,636,687.82                         5.61
11.501% to 11.750%                    71                5,213,133.65                         3.38
11.751% to 12.000%                    45                3,582,988.97                         2.33
12.001% to 12.250%                    23                1,997,727.72                         1.30
12.251% to 12.500%                    30                2,008,646.05                         1.30
12.501% to 12.750%                    14                  776,100.30                         0.50
12.751% to 13.000%                    10                  472,650.52                         0.31
13.001% to 13.250%                     2                  122,816.88                         0.08
13.251% to 13.500%                     1                   82,500.00                         0.05
13.501% to 13.750%                     6                  308,224.36                         0.20
13.751% to 14.000%                     2                   31,775.88                         0.02
-------------------------------------------------------------------------------------------------------------
      TOTAL                        1,879             $154,072,885.38                      100.00%
=============================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Current Loan-to-Value

------------------------------------------------------------------------------------------------------------
       Range of                  Number Of         Principal Balance             % Of Aggregate
Loan To Value Ratios          Mortgage Loans       Outstanding as of            Principal Balance
                                                    the Statistical           Outstanding as of the
                                                   Calculation Date         Statistical Calculation Date
------------------------------------------------------------------------------------------------------------
10.001% to   15.000%                 1             $     10,034.89                      0.01%
15.001% to   20.000%                 8                  174,937.67                       0.11
20.001% to   25.000%                 5                  187,870.53                       0.12
25.001% to   30.000%                 9                  244,603.24                       0.16
30.001% to   35.000%                 8                  498,397.89                       0.32
35.001% to   40.000%                20                1,121,087.44                       0.73
40.001% to   45.000%                23                1,564,898.66                       1.02
45.001% to   50.000%                38                3,963,071.30                       2.57
50.001% to   55.000%                42                3,472,319.43                       2.25
55.001% to   60.000%                89                7,767,384.57                       5.04
60.001% to   65.000%               126               12,826,190.92                       8.32
65.001% to   70.000%               266               21,523,822.75                      13.97
70.001% to   75.000%               344               27,126,338.76                      17.61
75.001% to   80.000%               597               46,455,393.25                      30.15
80.001% to   85.000%               136               12,143,280.04                       7.88
85.001% to   90.000%               133               11,918,172.78                       7.74
90.001% to   95.000%                20                1,599,047.07                       1.04
95.001% to  100.000%                14                1,476,034.19                       0.96
------------------------------------------------------------------------------------------------------------
      TOTAL                      1,879             $154,072,885.38                    100.00%
============================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                            DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Statistical Calculation Date Principal Balance

-----------------------------------------------------------------------------------------------------------------
   Range of Statistical               Number Of         Principal Balance                % Of Aggregate
    Calculation Date               Mortgage Loans       Outstanding as of               Principal Balance
    Principal Balances                                   the Statistical              Outstanding as of the
                                                        Calculation Date          Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------------
$       .01  to     20,000.00            71             $  1,204,322.48                      0.78%
  20,000.01  to     30,000.00           184                4,759,896.69                       3.09
  30,000.01  to     40,000.00           221                7,816,271.04                       5.07
  40,000.01  to     50,000.00           178                8,078,030.38                       5.24
  50,000.01  to     60,000.00           192               10,640,144.36                       6.91
  60,000.01  to     70,000.00           198               12,839,254.14                       8.33
  70,000.01  to     80,000.00           125                9,397,420.39                       6.10
  80,000.01  to     90,000.00           112                9,463,317.78                       6.14
  90,000.01  to    100,000.00           115               11,032,947.25                       7.16
 100,000.01  to    110,000.00            78                8,134,894.24                       5.28
 110,000.01  to    120,000.00            71                8,242,505.57                       5.35
 120,000.01  to    130,000.00            58                7,242,379.37                       4.70
 130,000.01  to    140,000.00            46                6,241,809.80                       4.05
 140,000.01  to    150,000.00            36                5,214,975.99                       3.38
 150,000.01  to    160,000.00            28                4,331,141.42                       2.81
 160,000.01  to    170,000.00            18                2,971,931.32                       1.93
 170,000.01  to    180,000.00            24                4,214,328.57                       2.74
 180,000.01  to    190,000.00            14                2,571,623.23                       1.67
 190,000.01  to    200,000.00             5                  968,401.52                       0.63
 200,000.01  to    225,000.00            32                6,820,766.40                       4.43
 225,000.01  to    250,000.00            23                5,442,002.55                       3.53
 250,000.01  to    275,000.00            15                3,932,086.24                       2.55
 275,000.01  to    300,000.00             9                2,634,423.76                       1.71
 300,000.01  to    325,000.00             6                1,891,566.62                       1.23
 325,000.01  to    350,000.00             6                2,001,567.84                       1.30
 350,000.01  to    375,000.00             3                1,100,550.07                       0.71
 375,000.01  to    400,000.00             3                1,198,887.43                       0.78
 400,000.01  to    425,000.00             2                  848,678.43                       0.55
 450,000.01  to    475,000.00             4                1,844,803.75                       1.20
 475,000.01  to    500,000.00             2                  991,956.75                       0.64
-----------------------------------------------------------------------------------------------------------------
           TOTAL                      1,879             $154,072,885.38                    100.00%
=================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Remaining Term to Maturity

-------------------------------------------------------------------------------------------------------------
   Remaining Term                    Number Of         Principal Balance              % Of Aggregate
      (Months)                    Mortgage Loans       Outstanding as of             Principal Balance
                                                        the Statistical            Outstanding as of the
                                                       Calculation Date         Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
  0 to  60                              320              $36,142,308.15                    23.46%
 61 to 120                              234               25,490,739.59                     16.54
121 to 180                              949               62,811,837.97                     40.77
181 to 240                               95                5,055,418.07                      3.28
241 to 300                               12                1,937,723.69                      1.26
301 to 360                              269               22,634,857.91                     14.69
-------------------------------------------------------------------------------------------------------------
        TOTAL                         1,879             $154,072,885.38                   100.00%
=============================================================================================================


Credit Score

-------------------------------------------------------------------------------------------------------------
   Range of                          Number Of         Principal Balance              % Of Aggregate
 Credit Scores                    Mortgage Loans       Outstanding as of             Principal Balance
                                                        the Statistical            Outstanding as of the
                                                       Calculation Date         Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
Greater than 750                         76               $8,149,286.12                     5.29%
701 to 750                              218               19,026,856.97                     12.35
651 to 700                              425               34,057,319.30                     22.10
601 to 650                              526               42,873,021.43                     27.83
551 to 600                              375               28,900,228.20                     18.76
501 to 550                              178               14,239,466.91                      9.24
Less than or equal to 500                81                6,826,706.45                      4.43
-------------------------------------------------------------------------------------------------------------
        TOTAL                         1,879             $154,072,885.38                   100.00%
=============================================================================================================


Credit Grade

-------------------------------------------------------------------------------------------------------------
                                     Number Of         Principal Balance              % Of Aggregate
 Credit Grade                     Mortgage Loans       Outstanding as of             Principal Balance
                                                        the Statistical            Outstanding as of the
                                                       Calculation Date         Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
A                                     1,430             $119,047,863.94                    77.27%
B                                       439               34,351,375.20                     22.30
C                                        10                  673,646.24                      0.44
-------------------------------------------------------------------------------------------------------------
    TOTAL                             1,879             $154,072,885.38                   100.00%
=============================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                        DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Property Type

-------------------------------------------------------------------------------------------------------------
     Property Type                  Number Of           Principal Balance             % Of Aggregate
                                  Mortgage Loans        Outstanding as of            Principal Balance
                                                         the Statistical           Outstanding as of the
                                                        Calculation Date        Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
Single Family Detached                1,331             $ 99,951,213.70                    64.87%
Mixed Use                               317               37,348,537.85                     24.24
Duplex                                   93                6,811,320.82                      4.42
Condominium                              67                3,632,854.84                      2.36
Triplex                                  16                1,455,918.71                      0.94
Apartment Building                        9                1,312,639.37                      0.85
Townhouse                                22                1,183,004.95                      0.77
Quadruplex                               11                1,058,125.12                      0.69
Mobile Home                               4                  339,703.16                      0.22
9 Family/Units                            1                  318,980.16                      0.21
7 Family/Units                            1                  223,051.76                      0.14
6 Family/Units                            2                  180,842.85                      0.12
Row Home                                  4                  138,388.86                      0.09
8 Family/Units                            1                  118,303.23                      0.08
-------------------------------------------------------------------------------------------------------------
        TOTAL                         1,879             $154,072,885.38                   100.00%
=============================================================================================================


Occupancy

-------------------------------------------------------------------------------------------------------------
Occupancy Status                     Number Of          Principal Balance             % Of Aggregate
                                  Mortgage Loans        Outstanding as of            Principal Balance
                                                         the Statistical           Outstanding as of the
                                                        Calculation Date        Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
Owner Occupied                        1,144             $ 97,497,516.08                    63.28%
Non-Owner Occupied                      735               56,575,369.30                     36.72
-------------------------------------------------------------------------------------------------------------
        TOTAL                         1,879             $154,072,885.38                   100.00%
=============================================================================================================


Documentation

-------------------------------------------------------------------------------------------------------------
   Documentation                    Number Of           Principal Balance             % Of Aggregate
                                  Mortgage Loans        Outstanding as of            Principal Balance
                                                         the Statistical           Outstanding as of the
                                                        Calculation Date        Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
Income Verifiable                     1,610             $131,522,006.38                    85.36%
Non-Income Verifiable                   269               22,550,879.00                     14.64
-------------------------------------------------------------------------------------------------------------
        TOTAL                         1,879             $154,072,885.38                   100.00%
=============================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------


                           DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL

Mortgage Loan Purpose

-------------------------------------------------------------------------------------------------------------
 Purpose                            Number Of           Principal Balance             % Of Aggregate
                                  Mortgage Loans        Outstanding as of            Principal Balance
                                                         the Statistical           Outstanding as of the
                                                        Calculation Date        Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
Refinance                               982             $ 84,302,971.61                    54.72%
Purchase                                795               63,422,010.27                     41.16
Unknown                                 102                6,347,903.50                      4.12
-------------------------------------------------------------------------------------------------------------
  TOTAL                               1,879             $154,072,885.38                   100.00%
=============================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


State or Territory Concentration

-------------------------------------------------------------------------------------------------------------
State or Territory                  Number Of           Principal Balance             % Of Aggregate
                                  Mortgage Loans        Outstanding as of            Principal Balance
                                                         the Statistical           Outstanding as of the
                                                        Calculation Date        Statistical Calculation Date
-------------------------------------------------------------------------------------------------------------
New Jersey                              351             $ 39,891,423.93                    25.89%
Pennsylvania                            571               36,086,262.65                     23.42
North Carolina                          110                8,874,130.28                      5.76
Massachusetts                            42                5,833,522.40                      3.79
Iowa                                     91                5,711,954.65                      3.71
Washington                               46                4,909,406.71                      3.19
South Dakota                             63                4,491,412.92                      2.92
Missouri                                 70                4,255,846.26                      2.76
Ohio                                     65                4,111,191.38                      2.67
Kansas                                   56                3,798,597.08                      2.47
Nebraska                                 45                3,149,909.18                      2.04
Minnesota                                26                2,599,429.23                      1.69
Colorado                                 15                2,410,564.06                      1.56
Nevada                                   21                2,341,878.20                      1.52
Georgia                                  22                2,171,020.65                      1.41
Delaware                                 29                2,163,406.75                      1.40
Oregon                                   13                2,113,154.07                      1.37
Maryland                                 28                2,097,745.26                      1.36
Oklahoma                                 32                2,049,729.02                      1.33
Rhode Island                             18                1,904,405.39                      1.24
Idaho                                    17                1,614,916.08                      1.05
Wisconsin                                16                1,364,421.02                      0.89
Utah                                     10                1,320,344.73                      0.86
Illinois                                 13                1,174,239.28                      0.76
Florida                                  16                  930,234.98                      0.60
Montana                                  10                  878,707.07                      0.57
New Hampshire                             9                  830,376.81                      0.54
Maine                                     8                  796,294.00                      0.52
Arizona                                   7                  506,447.00                      0.33
New York                                  7                  498,589.99                      0.32
Virginia                                  7                  477,478.48                      0.31
New Mexico                                5                  476,710.13                      0.31
Indiana                                   8                  472,906.09                      0.31
South Carolina                            8                  415,427.67                      0.27
Tennessee                                 5                  395,030.67                      0.26
Kentucky                                  8                  366,144.81                      0.24
Michigan                                  5                  312,231.02                      0.20
West Virginia                             3                  112,353.04                      0.07
Connecticut                               1                   61,674.75                      0.04
Wyoming                                   1                   52,631.99                      0.03
North Dakota                              1                   50,735.70                      0.03
-------------------------------------------------------------------------------------------------------------
        TOTAL                         1,879             $154,072,885.38                   100.00%
=============================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                                                 BOND SUMMARY (to Maturity)
                                                 --------------------------


A-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                1.54           1.19          0.95           0.81           0.70           0.56           0.47
Modified Duration (yrs.)*          1.39           1.09          0.89           0.76           0.66           0.53           0.44
First Principal Payment Date     12/25/00       12/25/00      12/25/00       12/25/00       12/25/00       12/25/00       12/25/00
Last Principal Payment Date      05/25/03       03/25/03      08/25/02       05/25/02       02/25/02       11/25/01       09/25/01
Payment Windows (mos.)              30             28            21             18             15             12             10

A-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                3.14           2.56          2.22           1.82           1.55           1.20           0.98
Modified Duration (yrs.)*          2.72           2.26          1.98           1.65           1.42           1.11           0.92
First Principal Payment Date     05/25/03       03/25/03      08/25/02       05/25/02       02/25/02       11/25/01       09/25/01
Last Principal Payment Date      10/25/04       09/25/03      05/25/03       01/25/03       09/25/02       04/25/02       12/25/01
Payment Windows (mos.)              18             7             10              9              8             6              4

A-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                5.36           3.93          3.11           2.65           2.30           1.78           1.42
Modified Duration (yrs.)*          4.25           3.29          2.68           2.32           2.05           1.61           1.31
First Principal Payment Date     10/25/04       09/25/03      05/25/03       01/25/03       09/25/02       04/25/02       12/25/01
Last Principal Payment Date      11/25/08       11/25/05      01/25/05       02/25/04       08/25/03       01/25/03       08/25/02
Payment Windows (mos.)              50             27            21             14             12             10             9

A-4 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               10.82           7.33          5.22           4.18           3.47           2.58           2.07
Modified Duration (yrs.)*          7.04           5.35          4.14           3.45           2.94           2.26           1.85
First Principal Payment Date     11/25/08       11/25/05      01/25/05       02/25/04       08/25/03       01/25/03       08/25/02
Last Principal Payment Date      05/25/15       02/25/11      02/25/08       02/25/06       04/25/05       12/25/03       04/25/03
Payment Windows (mos.)              79             64            38             25             21             12             9

A-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               15.86          13.48          11.10          8.56           6.51           3.87           2.80
Modified Duration (yrs.)*          8.64           7.93          7.03           5.86           4.79           3.21           2.42
First Principal Payment Date     05/25/15       02/25/11      02/25/08       02/25/06       04/25/05       12/25/03       04/25/03
Last Principal Payment Date      10/25/24       04/25/20      06/25/16       05/25/15       12/25/13       12/25/05       04/25/04
Payment Windows (mos.)             114            111            101            112            105            25             13

A-6 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                7.74           7.12          6.66           6.31           6.04           5.48           4.41
Modified Duration (yrs.)*          5.56           5.23          4.98           4.79           4.63           4.28           3.61
First Principal Payment Date     12/25/03       12/25/03      12/25/03       12/25/03       12/25/03       12/25/03       12/25/03
Last Principal Payment Date      05/25/15       05/25/15      05/25/15       05/25/15       10/25/13       05/25/10       04/25/08
Payment Windows (mos.)             138            138            138            138            119            78             53

*Modified duration calculated assuming a price of 100.00%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
|    |   Equity One ABS, Inc.                                                  |
|    |   Mortgage Pass-Through Certificates, Series 2000-1                     |
|    |   $190,000,000 (approximate)                                            |
--------------------------------------------------------------------------------

                                                  BOND SUMMARY (to Call)


A-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                1.54           1.19          0.95           0.81           0.70           0.56           0.47
Modified Duration (yrs.)*          1.39           1.09          0.89           0.76           0.66           0.53           0.44
First Principal Payment Date     12/25/00       12/25/00      12/25/00       12/25/00       12/25/00       12/25/00       12/25/00
Last Principal Payment Date      05/25/03       03/25/03      08/25/02       05/25/02       02/25/02       11/25/01       09/25/01
Payment Windows (mos.)              30             28            21             18             15             12             10

A-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                3.14           2.56          2.22           1.82           1.55           1.20           0.98
Modified Duration (yrs.)*          2.72           2.26          1.98           1.65           1.42           1.11           0.92
First Principal Payment Date     05/25/03       03/25/03      08/25/02       05/25/02       02/25/02       11/25/01       09/25/01
Last Principal Payment Date      10/25/04       09/25/03      05/25/03       01/25/03       09/25/02       04/25/02       12/25/01
Payment Windows (mos.)              18             7             10              9              8             6              4

A-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                5.36           3.93          3.11           2.65           2.30           1.78           1.42
Modified Duration (yrs.)*          4.25           3.29          2.68           2.32           2.05           1.61           1.31
First Principal Payment Date     10/25/04       09/25/03      05/25/03       01/25/03       09/25/02       04/25/02       12/25/01
Last Principal Payment Date      11/25/08       11/25/05      01/25/05       02/25/04       08/25/03       01/25/03       08/25/02
Payment Windows (mos.)              50             27            21             14             12             10             9

A-4 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               10.82           7.33          5.22           4.18           3.47           2.58           2.07
Modified Duration (yrs.)*          7.04           5.35          4.14           3.45           2.94           2.26           1.85
First Principal Payment Date     11/25/08       11/25/05      01/25/05       02/25/04       08/25/03       01/25/03       08/25/02
Last Principal Payment Date      05/25/15       02/25/11      02/25/08       02/25/06       04/25/05       12/25/03       04/25/03
Payment Windows (mos.)              79             64            38             25             21             12             9

A-5 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               14.53          10.60          8.69           6.57           5.29           3.81           2.80
Modified Duration (yrs.)*          8.30           6.90          6.05           4.93           4.16           3.17           2.42
First Principal Payment Date     05/25/15       02/25/11      02/25/08       02/25/06       04/25/05       12/25/03       04/25/03
Last Principal Payment Date      05/25/15       06/25/11      08/25/09       11/25/07       08/25/06       04/25/05       03/25/04
Payment Windows (mos.)              1              5             19             22             17             17             12

A-6 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                  50%            75%           100%           125%           150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                7.74           7.06          6.54           5.88           5.16           4.22           3.34
Modified Duration (yrs.)*          5.56           5.21          4.93           4.55           4.12           3.50           2.86
First Principal Payment Date     12/25/03       12/25/03      12/25/03       12/25/03       12/25/03       12/25/03       12/25/03
Last Principal Payment Date      05/25/15       06/25/11      08/25/09       11/25/07       08/25/06       04/25/05       03/25/04
Payment Windows (mos.)             138             91            69             48             33             17             4


*Modified duration calculated assuming a price of 100.00%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.